Statements of Net Assets Available for Benefits - EBP 004 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Total investments at fair value	$ 912,255,486	$ 826,981,107
Receivables:
Employer contributions	19,614,427	19,159,045
Notes receivable from participants	7,032,204	7,107,679
Total receivables	26,646,631	26,266,724
Net assets available for benefits	$ 938,902,117	$ 853,247,831